                                                                  Exhibit 99(17)

                                 FORM OF PROXY

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: xxx xxx xxx xxx xx ***    Please fold and detach card at perforation before mailing.

                          KEMPER HORIZON 5 PORTFOLIO
                              Kemper Horizon Fund
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                              (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            [time], on May 24, 2001

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Kemper Horizon 5 Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001 at [time], Eastern time, and at any adjournments thereof.

                                        PLEASE SIGN AND RETURN PROMPTLY
                                        IN THE ENCLOSED ENVELOPE. NO
                                        POSTAGE IS REQUIRED.

                                        Dated ____________________________,2001

                                        Please sign exactly as your name or
                                        names appear. When signing as an
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such.

               [Name]                   ----------------------------------------
               [Address]
                                        ----------------------------------------
                                             Signature(s) of Shareholder(s)

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

          Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 5 PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                    ---

                  Please vote by filling in the boxes below.

                                                                      FOR         AGAINST       ABSTAIN
PROPOSAL 1
----------

To elect Trustees of the Trust.                                       [_]         [_]           [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham, (03) Linda C.
Coughlin, (04) Donald L. Dunaway, (05) James R. Edgar,
(06) William F. Glavin, (07) Robert B. Hoffman, (08) Shirley D.
Peterson, (09) Fred B. Renwick, (10) William P. Sommers, (11)
John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 2
----------

To approve an Agreement and Plan of Reorganization as it relates      [_]         [_]           [_]
to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 5 Portfolio to Kemper
Total Return Fund; (ii) the distribution to each shareholder of Kemper Horizon 5 Portfolio shares of beneficial interest of
Kemper Total Return Fund in an amount equal in value to their shares of Kemper Horizon 5 Portfolio; and (iii) the termination of Kemper Horizon 5 Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the independent       [_]         [_]           [_]
auditors for each Fund for that Fund's current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE

                                 FORM OF PROXY

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: xxx xxx xxx xxx xx ***    Please fold and detach card at perforation before mailing.

                         KEMPER HORIZON 10+ PORTFOLIO
                              Kemper Horizon Fund
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                              (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            [time], on May 24, 2001

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Kemper Horizon 10+ Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001 at [time], Eastern time, and at any adjournments thereof.

                                        PLEASE SIGN AND RETURN PROMPTLY
                                        IN THE ENCLOSED ENVELOPE. NO
                                        POSTAGE IS REQUIRED.

                                        Dated ____________________________,2001

                                        Please sign exactly as your name or
                                        names appear. When signing as an
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such.

          [Name]                        ----------------------------------------
          [Address]
                                        ----------------------------------------
                                             Signature(s) of Shareholder(s)

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

          Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 10+ PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                    ---

                  Please vote by filling in the boxes below.

                                                                      FOR       AGAINST       ABSTAIN
PROPOSAL 1
----------

To elect Trustees of the Trust.                                       [_]       [_]            [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham, (03) Linda C.
Coughlin, (04) Donald L. Dunaway, (05) James R. Edgar,
(06) William F. Glavin, (07) Robert B. Hoffman, (08) Shirley D.
Peterson, (09) Fred B. Renwick, (10) William P. Sommers, (11)
John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 3
----------

To approve an Agreement and Plan of Reorganization as it relates      [_]       [_]            [_]
to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 10+ Portfolio to Kemper
Total Return Fund; (ii) the distribution to each shareholder of
Kemper Horizon 10+ Portfolio shares of beneficial interest of
Kemper Total Return Fund in an amount equal in value to their shares of Kemper Horizon 10+ Portfolio; and (iii) the termination of Kemper Horizon 10+ Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the independent       [_]       [_]            [_]
auditors for each Fund for that Fund's current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE

                                 FORM OF PROXY

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: xxx xxx xxx xxx xx ***    Please fold and detach card at perforation before mailing.

                         KEMPER HORIZON 20+ PORTFOLIO
                              Kemper Horizon Fund
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                              (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            [time], on May 24, 2001

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Kemper Horizon 20+ Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001 at [time], Eastern time, and at any adjournments thereof.

                                        PLEASE SIGN AND RETURN PROMPTLY
                                        IN THE ENCLOSED ENVELOPE. NO
                                        POSTAGE IS REQUIRED.

                                        Dated ____________________________,2001

                                        Please sign exactly as your name or
                                        names appear. When signing as an
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such.

               [Name]                   ----------------------------------------
               [Address]
                                        ----------------------------------------
                                             Signature(s) of Shareholder(s)

                   [Logo]                           YOUR VOTE IS IMPORTANT!
                  [Address]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

  All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 20+ PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                   ---

                  Please vote by filling in the boxes below.

                                                                      FOR         AGAINST       ABSTAIN
PROPOSAL 1
----------

To elect Trustees of the Trust.                                       [_]         [_]           [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham, (03) Linda C.
Coughlin, (04) Donald L. Dunaway, (05) James R. Edgar,
(06) William F. Glavin, (07) Robert B. Hoffman, (08) Shirley D.
Peterson, (09) Fred B. Renwick, (10) William P. Sommers, (11)
John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 4
----------

To approve an Agreement and Plan of Reorganization as it relates      [_]         [_]           [_]
to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 20+ Portfolio to Kemper
Total Return Fund; (ii) the distribution to each shareholder of
Kemper Horizon 20+ Portfolio shares of beneficial interest of
Kemper Total Return Fund in an amount equal in value to their shares of Kemper Horizon 20+ Portfolio; and (iii) the
termination of Kemper Horizon 20+ Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the independent       [_]         [_]           [_]
auditors for each Fund for that Fund's current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE